Exhibit 10.1

EIGHTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 19, 2015, but effective for all purposes as of June 30, 2015 (the “Eighth Amendment Effective Date”), between DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY BANK, a Mississippi state chartered bank (the “Lender”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A. Borrower and Whitney National Bank, a national banking association, entered into that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 31, 2010, the Second Amendment to Amended and Restated Credit Agreement dated as of April 14, 2011, the Third Amendment to Amended and Restated Credit Agreement dated as of June 9, 2011, the Fourth Amendment to Amended and Restated Credit Agreement dated as of April 15, 2012, the Fifth Amendment to Amended and Restated Credit Agreement dated as of March 5, 2013, the Sixth Amendment to Amended and Restated Credit Agreement dated as of April 15, 2014, the Seventh Amendment to Amended and Restated Credit Agreement dated as of March 30, 2015, but effective for all purposes as of December 31, 2014, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).

B. Whitney National Bank is now Whitney Bank, a Mississippi state chartered bank.

C. Borrower has requested that Lender amend the Credit Agreement in order to, among other things, (i) extend the maturity date of the Revolving Credit Facility to June 30, 2016, (ii) modify the interest rate with respect to the Revolving Credit Facility, and (iii) modify certain financial covenants, in each case, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.	Amendments to Credit Agreement.

(a)              Section 1.1 (Definitions) of the Credit Agreement is amended to delete the defined terms “Leverage Ratio” and “Revolving Credit Termination Date” in their entirety and to replace them with the following in the appropriate alphabetical order:

“Leverage Ratio means, as of any date of determination, the ratio of (a) the consolidated Net Debt of all Companies as of such date to (b) consolidated EBITDA of all Companies for the period of the four fiscal quarters most recently ended.

Revolving Credit Termination Date means the earlier of (a) June 30, 2016, or (b) the effective date that Lender’s Commitment to make Loans under the Revolving Credit Facility is otherwise canceled or terminated in accordance with Section 12 of this Agreement or otherwise.”

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(b)             Section 1.1 (Definitions) of the Credit Agreement is further amended to add the defined term “Net Debt” in the appropriate alphabetical order:

“Net Debt means, as of any date of determination, (a) all Funded Debt of the Companies, minus (b) the amount of cash balances held in Borrower’s accounts at Lender to the extent that such cash balances exceed $1,000,000; provided that, for purposes of clarity, (i) the amount of cash balances held in Borrower’s accounts at Lender which are equal to or less than $1,000,000 will not be subtracted from Funded Debt, and (ii) if Net Debt is determined to be less $0, Net Debt will be deemed to be equal to $0.”

(c)              Section 3.4(c) (Interest) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(c) The Revolving Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 4.00% and (ii) the Maximum Rate.”

(d)             Section 10.1 (Leverage Ratio) of the Credit Agreement is deleted in its entirety and replace with the following:

“10.1 Leverage Ratio. The Leverage Ratio may not at any time from and after fiscal quarter ending June 30, 2015 be greater than 3.00 to 1.00.”

(e)              Section 10.2 (Fixed Charge Coverage Ratio) of the Credit Agreement is deleted in its entirety and replace with the following:

“10.2 Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio may not at any time from and after fiscal quarter ending June 30, 2015 be less than 1.40 to 1.00.”

(f)              Section 10.4(a) (Testing and Calculation) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a) Each of the foregoing financial covenants shall be calculated and tested quarterly, as of the last day of each quarter.”

(g)             Section 10.6 (Cash or Cash Equivalent Availability) of the Credit Agreement is deleted in its entirety and replaced with the following:

“10.6 Cash or Cash Equivalent Availability. Borrower shall at all times maintain cash and cash equivalents of at least $3,900,000 on deposit in an interest bearing account held by Borrower at Lender until Borrower has complied with both Section 10.1 and Section 10.2 for two consecutive fiscal quarters ending on or after June 30, 2015. After Borrower has satisfied the requirement to comply with both Section 10.1 and Section 10.2 for two consecutive quarters, Borrower will no longer be required to comply with this Section 10.6.”

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2.	Conditions. This Amendment shall be effective once each of the following have occurred or have been delivered to Lender, each in Proper Form:

(a)              this Amendment executed by Borrower and Lender;

(b)             Guarantors’ Consent and Agreement;

(c)              Borrower shall have paid, and Lender shall have received an upfront fee in the amount of $25,000 which fee shall be duly earned when paid and shall be non-refundable;

(d)             Borrower shall have paid, and Lender shall have received, payment of Lender’s other fees and expenses incurred in connection with this Amendment, including fees and expenses of its legal counsel; and

(e)              such other documents and items as Lender may reasonably request.

3.	Representations and Warranties. Borrower represents and warrants to Lender that upon giving effect to all prior written waivers granted by Lender in connection with the Credit Agreement (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

4.	Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

5.	Miscellaneous.

(a)              No Waiver of Defaults. Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

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(b)             Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)              Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)             Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)              Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile or portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)             Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)             Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties. There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on following pages.]

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The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By:/s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman and Chief Financial Officer

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LENDER:

WHITNEY BANK

By:/s/ Paul W. Cole
Paul W. Cole
Senior Vice President

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GUARANTORS’ CONSENT AND AGREEMENT
TO
EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT
AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing. Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon the undersigned, their successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By:/s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman and Chief Financial Officer
of each of the foregoing companies

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